PROSPECTUS

MAY 1, 2007

Timothy Plan Variable Series:

Small Cap

Timothy Plan

FAMILY OF FUNDS

(the “Trust”)

PROSPECTUS MAY 1, 2007

This Prospectus offers the following Timothy Plan Portfolios:

TIMOTHY PLAN SMALL CAP VARIABLE SERIES

The Fund is intended to be a funding vehicle for Variable Annuity Contracts (“VA Contracts”) offered through existing separate accounts of the Annuity Investors Life Insurance Company (the “Insurance Company”). Effective May 1, 2002 the Board of Trustees determined that this Fund would be closed to new investors.

The Timothy Plan was established to provide an investment alternative for people who want to invest according to certain ethical standards. The Funds established by the Trust invest in a different market segment, and each Fund has its own investment objectives. However, all the Funds have one thing in common. They employ a zero-tolerance policy and do not invest in any company that is involved in the business of alcohol production, tobacco production or casino gambling, or which are involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

The Portfolios are distributed through:

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, Florida 32751

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007	1

RISK/RETURN SUMMARY

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner, and employs a zero tolerance philosophy in the selection of companies for its portfolios. Accordingly, as a matter of fundamental policy, none of the Funds established by the Trust invests in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Further, if a company whose securities are being held by one of our Funds is discovered to be engaging in a prohibited practice, that security will immediately be sold. Such companies are referred to throughout this Prospectus as “Excluded Securities”. Excluded Securities will not be purchased by any of our Funds. Timothy Partners Ltd. (“TPL”) is the investment adviser to the Fund, and is responsible for determining those companies that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies when practices may not fall within the exclusions described above, but could otherwise be found offensive to basic, traditional Judeo-Christian values.

Because none of our Funds will invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the pool of securities from which each Fund may choose may be limited to a certain degree. Although TPL believes that each Fund can achieve its investment objective within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on a Fund’s performance and ongoing expenses. However, “Total Return” is more than just numbers. It is also investing in a way that supports and reflects your beliefs and ideals. Each of our Funds strives to maximize both kinds of total return.

TIMOTHY PLAN SMALL CAP VARIABLE SERIES

Investment objective

Long-term capital growth, with a secondary objective of current income.

Primary investment strategies

•

The Fund seeks to achieve its objectives by primarily investing in US small-cap stocks and American Depositary Receipts (“ADRs”). Small-Cap stocks is a reference to the common stock of smaller companies- companies whose total market capitalization is greater than $200 Million and less than $2 Billion. ADRs are certificates issued by United States banks to evidence an ownership interest in an underlying non-United States company’s stock. ADRs generally trade on United States Stock Exchanges in the same way that American common stock trades.

•

Small cap stocks, although more susceptible to price movements, also enjoy growth potential that is often not available for larger companies. As a result, prudent investing in smaller companies can result in greater capital growth than investing in larger companies.

Primary risks

1.	General Risk: Like with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk: The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Small Cap Stock Risk: The Fund invests in smaller companies. Smaller companies are particularly susceptible to price swings, because, due to their size, they often do not have the resources available to them that are available to larger companies.

4.	Excluded Security Risk: Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

2	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.

Past Performance

The bar chart and table below show the returns and risks of investing in the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the performance of the Russell 2000 Index during each period. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Portfolio may pay. You should be aware that the Fund’s past performance may not be an indication of how the Fund will perform in the future.

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007	3

Year-by–year Annual Total Returns

(for calendar year ending on December 31(1))

The total return for the most recent quarter ended March 31, 2006 was -0.66%.

Best Quarter	Worst Quarter
Jun-99	Sep-02
22.32%	-17.83%

Average Annual Total Returns

(for periods ending on December 31, 2006(1))

	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load	18.86%	9.59%	8.94%	N/A	10.12%
Russell 2000 Index (2)
(reflects no deduction for fees, expenses or taxes)	18.37%	13.56%	11.39%	N/A	7.92%

(1)	Commenced investment operations on May 22, 1998.

(2)	The Russell 2000 Index is a widely recognized, unmanaged index of 2000 small-capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

ADDITIONAL INVESTMENT INFORMATION

The Fund may, for temporary defensive purposes, invest up to 100% of its assets in obligations of the United States government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

4	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007

FEES AND EXPENSES

Investors using this Fund to fund a VA Contract will pay certain fees and expenses in connection with the Fund, which are estimated in the table below. The Fund pays annual operating expenses from its assets, so their effect is included in the Portfolio’s share price. These figures do not reflect any fees or charges imposed by the Insurance Company under its VA Contract. Owners of VA Contracts should refer to the Insurance Company’s prospectus for information on those fees or charges.

Small Cap Variable

Management Fee (2)	1.00%
Distribution/Service(12b-1 Fees)	0.00%
Fees and Expenses of Acquired Funds (4)	0.00%
Other Expenses (3)	0.64%
Total Annual Fund Operating Expenses (before reimbursement by TPL)	1.64%
(Reimbursement) Recoupment	-0.44%
Total Net Annual Operating Expense	1.20%

(1)	The Trust and the TPL have entered into an agreement with the participating Life Insurance Company, pursuant to which the Insurance Company maintains the records related to the Fund's shares in the Insurance Company Separate Accounts, processes all purchases and redemptions within the accounts, and provides other administrative and shareholder services for an administrative services fee of 0.20% of the Fund’s assets. The remaining expenses in this category pay for fund services such as transfer agency, fund accounting, legal, auditing and other related expenses.

(2)	The Adviser contractually has agreed to waive all or a portion of its advisory fees and/or reimburse expenses in order to keep the Fund’s total annual operating expenses at 1.20% through the life of the fund. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the following three fiscal years if the Fund is able to make the repayment without exceeding its current expense limitation.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Variable	Time Period
Small Cap	1 Year	122
	3 Years	381
	5 Years	660
	10 Years	1,455

The $9 fee that you would have to pay if you redeemed your shares by wire transfer is not included in these figures.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and Redemptions of Shares in the Fund may be made only by the Insurance Company for its separate accounts at the direction of VA Account owners. Please refer to the Prospectus of your VA Contract for information on how to direct investments in or redemptions from the Fund and any fees that may apply. Generally, the Insurance Company places orders for shares based on payments and withdrawal requests received from VA Contract owners during the day and places an order to purchase or redeem the net number of shares by the following morning. Orders are usually executed at the net asset value per share determined at the end of the business day that a payment or withdrawal request is received by the Insurance Company. There are no sales or redemption charges. However, certain sales or deferred sales charges and other charges may apply to your VA Contract. Those charges are disclosed in the separate account offering prospectus. The Trust reserves the right to suspend the offering of the Fund’s shares, or to reject any purchase order.

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007	5

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of trading hours on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Redemption proceeds will normally be wired to the Insurance Company on the next business day after receipt of the redemption instructions by the Fund, but in no event later than 7 days following receipt of instructions. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Securities and Exchange Commission.

The Trust has adopted policies and procedures designed to prevent and protect frequent purchases and redemptions of Portfolio shares (“market timing”). Those policies apply to all the Timothy Funds in which each Portfolio invests. However, since purchases and redemptions of shares in the Portfolios may be made only by an insurance company or by a qualified plan on behalf of its participants, the Board of Trustees has exempted the Portfolios from those policies and procedures.

OTHER PURCHASE INFORMATION

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments in cash, the Fund may pay the redemption price, in whole or in part by distribution in-kind of readily marketable securities, from the Fund, within certain limits prescribed by the Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in-kind, the redeeming shareholder will incur brokerage costs in converting the assets to cash.

For economy and convenience, share certificates will not be issued.

The public offering price for the Fund is based upon the Fund’s net asset value per share. Net asset value per share is calculated by adding the value of the Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is determined pursuant to the Fair Value Pricing policies (see below) adopted by the Board of Trustees. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter markets, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market values as determined by the Fund’s Fair Value Pricing (below), in conformity with guidelines adopted by and subject to the review of the Board of Trustees. Money market securities with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than 60 days remaining to its maturity, it will be valued at amortized cost when it reaches 60 days to maturity unless the Trustees determine that such a valuation will not fairly represent its fair market value.

FAIR VALUE PRICING

The Board of Trustees has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Portfolio securities holdings under certain conditions. Under such circumstances, the Advisor or Sub-Advisor

6	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007

will use its best efforts to arrive at the fair value of a security held by the Portfolio under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair value pricing.

The Portfolios typically do not invest in securities on foreign exchanges or illiquid or restricted securities. Accordingly, there may be very limited circumstances under which any Portfolio would hold securities that would need to be fair value priced. Examples of when it would be likely that a Portfolio security would require fair value pricing include but are not limited to: if the exchange on which a Portfolio security traded were to close early; if trading in a particular were to be halted on the exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Portfolio’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations, or in the event that the Fixed Income Fund were to invest in certain types of bonds that had limited marketability, such as “church bonds”.

When a security is fair value priced, it means that the Advisor or Sub-Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Advisor’s or Sub-Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on haw the security was valued, than would otherwise be the case.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for the security. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Under current tax law, dividends or capital gains distributions from the Fund are not currently taxable when left to accumulate within a VA Contract. Depending on the VA Contract, withdrawals from the Contract may be subject to ordinary income tax, and an additional penalty of 10% on withdrawals before age 59 1/2.

INVESTMENT ADVISER AND INVESTMENT MANAGER

INVESTMENT ADVISER

Timothy Partners Ltd., (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751 is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission as an investment adviser. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the investment manager. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from which it acquires its information, at its sole discretion. TPL has been the Adviser to the Fund since its inception.

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 75% shareholder of CFI. Mr. Ally had over

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007	7

eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

A discussion of the considerations employed by the Board of Trustees in their approval of TPL as Advisor to the Trust, the sub-advisor as manager of the Fund is available in the Fund’s annual report dated December 31, 2006, that provides financial information for the period January 1, 2006 through December 31, 2006.

The SAI also contains additional information about the compensation paid to each Timothy Plan Funds’ portfolio managers, other accounts and account types managed by the Adviser and each Fund's Investment Manager, and other relevant information.

INVESTMENT MANAGER

Awad Asset Management, Inc. (“Awad”), a wholly-owned subsidiary of Raymond James Financial, Inc., a diversified financial services firm traded on the New York Stock Exchange- has offices at 250 Park Avenue, New York, New York 10177. Awad selects the investments for the Fund’s portfolio-, subject to the investment restrictions of the Trust and under the supervision of TPL.

James Awad is the President and Senior Investment Officer of the investment manager, and is responsible for managing the day-to-day investments for the Fund-. Prior to forming Awad, Mr. Awad was founder and president of BMI Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment industry since 1965.

Awad has served as investment manager to the Fund since its inception. In addition to this Fund, Awad also serves as investment adviser or co-adviser to two other investment companies: Calvert New Vision Small-Cap Fund and Heritage Small-Cap Stock Fund. As of December 31, 2006, Awad managed approximately of $1.1billion in assets.

For its services as investment manager to the Fund, Awad is paid an annual fee by TPL equal to 0.25% of average daily net assets of the Fund.

PRINCIPAL UNDERWRITER

Timothy Partners Ltd. (“TPL”) acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the registration of the Fund’s shares under state securities laws and to assist in the sale of Fund shares. TPL also acts as Investment Adviser to the Trust. TPL is not compensated for providing underwriting services to the Trust.

GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the Fund may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

8	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007

FINANCIAL HIGHLIGHTS

The financial highlights table set forth below is intended to help you understand the Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with Separate Accounts, variable contracts or Qualified Plans that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for the all period shown. The information for the years ended December 31, 2005 and 2006 has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial information for years prior to December 31, 2005 was audited by other auditors.

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007	9

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

SMALL CAP VARIABLE SERIES

	year ended 12/31/06	year ended 12/31/05	year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$15.44	$16.83	$15.10		$10.70		$13.05

Income from Investment Operations:
Net Investment Income (Loss)	(0.01)	0.01 (a)	(0.01	)(a)	(0.03	)(a)	(0.01	)(a)
Net Realized and Unrealized
Gain (Loss) on Investments	2.90	(0.12)	1.74		4.43		(2.26)

Total from Investment Operations	2.89	(0.11)	1.73		4.40		(2.27)

Less Distributions:
Distributions from Realized Gains	(3.29)	(1.28)	—		—		—
Return of Capital	—	—	—		—		(0.08)

Total Distributions	(3.29)	(1.28)	—		—		(0.08)

Net Asset Value at End of Period	$15.04	$15.44	$16.83		$15.10		$10.70

Total Return (b)	18.86%	0.66%	11.46%		41.12%		17.38%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$4,512	$4,885	$5,563		$5,300		$4,839
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver of Expenses by Advisor	1.64%	1.69%	1.63%		1.56%		1.82%
After Reimbursement and Waiver of Expenses by Advisor	1.20%	1.20%	1.20%		1.20%		1.20%
Ratio of Net Investment Income (Loss) to
Average Net Assets:
Before Reimbursement and Waiver of Expenses by Advisor	(0.45)%	(0.43)%	(0.52)%		(0.55)%		(0.73)%
After Reimbursement and Waiver of Expenses by Advisor	(0.01)%	0.06%	(0.09)%		(0.19)%		(0.11)%
Portfolio Turnover	48.18%	59.82%	63.35%		51.95%		69.14%

(a)	Net Investment Income (Loss) was calculated using average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been lower if certain expenses had not been reimbursed or waived.

10	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties. Insurance Companies or Qualified Plans are currently the only shareholders of the Fund.

Categories of Information the Fund Collects.

The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.

The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Additional information about the Trust is available in the Trust’s annual report and semi-annual report to shareholders in which you will find a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last year of operations.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Trust. A current SAI, dated May 1, 2007, has been filed with the SEC and is incorporated by reference into this prospectus.

To request a free copy of the SAI, or the Trust’s latest annual or semi-annual report, please contact the Trust.

	Timothy Plan*	Securities and Exchange Commission
By Phone:	1-800-846-7526	1-202-942-8090

By Mail:	The Timothy Plan c/o Timothy Partners, Ltd. 1055 Maitland Center Commons Maitland, FL 32751	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102 (a duplicating fee required)

By E-mail:	invest@timothyplan.com	Publicinvest@sec.gov (a duplicating fee required)

By Internet:	http://www.timothyplan.com	http://www.sec.gov

In Person:		Public Reference Room Securities and Exchange Commission, Washington, D.C.

*	A copy of your requested document(s) will be mailed to you within three days of our receiving your request.

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007	11

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Timothy Plan Investment Company Act No. 811-08228

12	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2007